UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2023

FUSION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue, 5th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 763-0169

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FSNB WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

As previously disclosed, Fusion Acquisition Corp. II (the “Company” or “Fusion”) intends to hold a special meeting of its stockholders (the “Extension Meeting”) to approve, among other things, amendments to the Company’s second amended and restated certificate of incorporation (the “Charter”) to extend the time it has to complete an initial business combination (the “Extension”) and to eliminate the limitation that the Company will not complete an initial business combination if doing so would cause it to have net tangible assets of less than $5,000,001.

On August 25, 2023, Fusion Acquisition Corp. II (the “Company” or “Fusion”) and Fusion Sponsor II LLC (the “Sponsor”) entered into a non-redemption agreement (the “Non-Redemption Agreement”) with an unaffiliated third party investor (the “Investor”), pursuant to which the Investor has, in connection with the Extension Meeting, agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 222,000 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Non-Redeemed Shares”). Pursuant to the Non-Redemption Agreement, the Sponsor has agreed to transfer to the Investor 55,500 shares of Class B common stock, par value $0.0001 per share, of the Company (the “Founder Shares”), in connection with the consummation of the Company’s initial business combination.

The Company and the Sponsor may enter into similar, additional non-redemption agreements with other parties in connection with the Extension Meeting. The Non-Redemption Agreements are not expected to increase the likelihood that the Extension is approved by stockholders at the Extension Meeting but will increase the amount of funds that remain in the Company’s trust account following the Extension Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement that is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “Extension Proxy”) to be used at the Extension Meeting. The Company has mailed the Extension Proxy to its stockholders of record as of August 14, 2023. Investors and security holders of the Company are advised to read the Extension Proxy and any supplements or amendments thereto, because these documents will contain important information about the Company and the Extension. Stockholders are able to obtain copies of the Extension Proxy and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the Extension, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Fusion Acquisition Corp. II, 667 Madison Ave, 5th Floor, New York, NY 10065.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

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Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Fusion’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: Fusion’s ability to enter into a definitive agreement with respect to a proposed business combination within the time provided in Fusion’s amended and restated memorandum and articles of association; the ability of Fusion to obtain the financing necessary to consummate a potential business combination; the failure to realize the anticipated benefits of a proposed business combination, including as a result of a delay in consummating a proposed business combination; the risk that approval of Fusion’s stockholders for the Extension is not obtained; the level of redemptions made by the Fusion’s stockholders in connection with the Extension and a proposed business combination and its impact on the amount of funds available in Fusion’s trust account to complete an initial business combination; the ability of Fusion and Fusion’s Sponsor to enter into additional non-redemption agreements in connection with the Extension Meeting; and those factors discussed in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents of the Company filed, or to be filed, by Fusion with the SEC, including the Extension Proxy. Fusion does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

	By:	/s/ John James
		Name:	John James
		Title:	Chief Executive Officer

Dated: August 25, 2023

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